SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 21, 1999
                                                --------------------------


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Alabama                   1-3164                  63-0004250
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)              Number)                    No.)


          600 North 18th Street, Birmingham, Alabama                 35291
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           (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (205) 257-1000
                                                  -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other Events.

                On September 21, 1999, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $200,000,000 aggregate principal amount of its Series L 7 1/8% Senior Notes due October 1, 2007 (the "Series L Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-67453, 333-67453-01, 333-67453-02 and 333-67453-03) of the Company.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

             1 Underwriting Agreement, dated September 21, 1999, among the Company and Chase Securities Inc., Bear, Stearns & Co. Inc., Warburg Dillon Read LLC, BNY Capital Markets, Inc. and CIBC Oppenheimer Corp. as the Underwriters.

             4.2 Twelfth Supplemental Indenture to Senior Note Indenture dated as of September 30, 1999, providing for the issuance of the Series L Senior Notes.

             4.7 Form of Series L Senior Note (included in Exhibit 4.2 above).

             12.1     Computation of ratio of earnings to fixed charges.

             12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).

             23       Consent of Balch & Bingham LLP.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September 30, 1999          ALABAMA POWER COMPANY



                                      By    /s/Wayne Boston
                                               Wayne Boston
                                           Assistant Secretary